Loss Per Share	12 Months Ended
Dec. 31, 2023
Loss Per Share [Abstract]
LOSS PER SHARE

2. LOSS PER SHARE

Basic net loss per share is determined by dividing net loss attributable to shareholders by the weighted-average shares outstanding during the period. Diluted EPS reflects potential dilution and is computed by dividing net loss by the weighted average number of common shares outstanding during the period increased by the numbers of additional common shares that would have been outstanding if all potential common shares had been issued and were dilutive. However, potentially dilutive securities are excluded from the computation of diluted EPS to the extent that their effect is anti-dilutive. The following table shows the components of diluted shares for the years ending:

	December 31, 2023	December 31, 2022
Numerator:
Net loss	$(10,615,035)	$(15,202,507)
Less: dividends on preferred stock	41,867	—
Net loss attributable to common stockholders	$(10,656,902)	$(15,202,507)

Denominator:
Basic – weighted shares outstanding	15,329,617	12,550,096
Dilutive effect from shares authorized	—	—
Diluted – weighted shares outstanding	15,329,617	12,550,096
Basic loss per share	$(0.69)	$(1.21)
Diluted loss per share	$(0.69)	$(1.21)

At December 31, 2023 and 2022, 14,748,862 and 2,721,562 shares have been excluded from the calculation of diluted weighted average shares outstanding as the inclusion of these shares would have an anti-dilutive effect.